EXHIBIT (5)

GOLDEN AMERICAN	LIFE INSURANCE COMPANY				     DEFERRED VARIABLE
                                                       ANNUITY APPLICATION
Golden American Life Insurance Company is a
stock company domiciled in Wilmington, Delaware
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1. OWNER(S)  (First, Middle, Last Name)

			Street, City, State, Zip Code        Date of Birth (Mo.DayYr.)
			                                                       /  /
Phone Number(s):      / / Male  / / Female         Social Security No./TIN
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2. ANNUITANT (IF OTHER THAN OWNER) (First, Middle, Last Name)

			Street, City, State, Zip Code        Date of Birth (Mo.DayYr.)
					                							   /  /
Phone Number(s):      / / Male  / / Female         Social Security No./TIN
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3. CONTINGENT ANNUITANT (OPTIONAL) (First, Middle, Last Name)

			Street, City, State, Zip Code        Date of Birth (Mo.DayYr.)
					                							   /  /
Phone Number(s):      / / Male  / / Female         Social Security No./TIN
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4. PRIMARY BENEFICIAR(IES)	  (If more than one-indicate %)
                                                 Relation to Annuitant:
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5. CONTINGENT BENEFICIAR(IES) (If more than one-indicate %)
                                                 Relation to Annuitant:
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6. PLAN (CHECK ONE) / / DVA   / / Other _________________
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7. ANNUITY OPTION AND COMMENCEMENT DATE
Annuity Option (check one): / /Variable Annuity Certain
         / /Income for Life with 10 Years Certain / /Other________________
Annuity Commencement Date:_______________________

/ /Check here for maximum age (specified in the prospectus)
                            or fill in date;  /  /      (month, day, year)
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8. (A)INITIAL PREMIUM AND ALLOCATION INFORMATION				   Initial
   Premium Paid $_____________ Make check payable to Golden American
                                              Life Insurance Company
   Fill in percentages for initial allocation in INITIAL column below.

   (B)OPTIONAL DOLLAR COST AVERAGING ("DCA"): / / Check box to elect. (Minimum of $10,000 must be allocated to the division checked below) Amount of Monthly Transfer $_________ (minimum $250)
      Division Transferred From: / /Limited Maturity Bond Division or
		                              / /Liquid Asset Division
      Divisions Transferred To:  Fill in percentages of DCA column below.
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ACCOUNT DIVISION      INVESTMENT ADVISOR               (A)INITIAL   (B) DCA
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MULTIPLE ALLOCATION   ZWEIG ADVISORS INC.                     %         %
FULLY MANAGED         T. ROWE PRICE ASSOCIATES INC.           %         %

SMALL CAP             FRED ALGER MANAGEMENT                   %         %
OTC                   MASSACHUSETTS FINANCIAL SERVICES        %         %
ALL-GROWTH  		  WARBURG, PINCUS COUNSELLORS, INC.       %         %
GROWTH & INCOME       ROBERTSON, STEPHENS&CO.,INVMT.MGMT,L.P. %         %
VALUE EQUITY          EAGLE ASSET MANAGEMENT, INC.            %         %
CAPITAL APPRECIATION  CHANELLOR TRUST CO.                     %         %
RISING DIVIDENDS      KAYNE ANDERSON INV. MGMT., L.P.         %         %

REAL ESTATE           EII REALTY SECURITIES, INC.             %         %
NATURAL RESOURCES     VAN ECK ASSOCIATES CORP.                %         %

MANAGED GLOBAL 		  WARBURG, PINCUS COUNSELLORS, INC.       %         %
EMERGING MARKETS      BANKERS TRUST COMPANY                   %         %

LIMITED MATURITY BOND EQUITABLE INVMT. SERVICES, INC.         %
LIQUID ASSET          EQUITABLE INVMT. SERVICES, INC.         %

                                                TOTAL      100%      100%

GOLDEN AMERICAN LIFE INSURANCE COMPANY, CUSTOMER SERVICE CENTER,
                                    PO Box 8794, Wilmington, DE 19899-8794
GAL-DVA-5/95

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9. OPTIONAL SYSTEMATIC PARTIAL WITHDRAWALS
FREQUENCY:  / /Monthly or / /Quarterly   START DATE:   /  (month, day).

WITHDRAWAL: / /__________% of Accumulation Value or / /$_________________
(The minimum withdrawal is $100, not to exceed 1.25% monthly /
                               3.75% quarterly of the Accumulation Value.)

WITHHOLDING ELECTION INFORMATION (must be completed if Systematic Partial
                                                   Withdrawals are chosen)
A. / /I do not want to have Federal income tax withheld.
B. / /I want to have Federal income tax withheld from each withdrawal using the number of allowances and marital status indicated. (You may also designate an additional amount in Section "C".) Allowances ____________; / /Single / /Married / /Married, but withhold at a higher single rate.
C. / /I want the following additional amount withheld from each withdrawal $_________. (You must also complete "B" above.)
See page A1 of the prospectus for Withholding Election Instructions.
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10. TELEPHONE REALLOCATION AUTHORIZATION ________________ OWNER'S INITIALS
I authorize Golden American to act upon reallocation instructions given by telephone from _______________ (name of your registered representative) upon furnishing his/her social security number.
Neither Golden American nor any person authorized by Golden American will be responsible for any claim, loss, liability or expense in connection with reallocation instructions received by telephone from such person if Golden American or such other person acted on such telephone instructions in good faith in reliance upon this
authorization. Golden American will continue to act upon this authorization until such time as the person indicated above is no longer affiliated with the broker/dealer under which my contract was purchased or until such time that I notify Golden American otherwise in writing.
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11. TAX-QUALIFIED PLANS  If you are funding a qualified plan, please specify what type:
    / / IRA     / / IRA Rollover     / / SEP/IRA     / / Other __________
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12. REPLACEMENT Will the contract applied for replace any existing annuity or life insurance on the annuitant's life? / /No  / / Yes (If "yes", please outline in the Remarks section.
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13. REMARKS


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14.  READ THE FOLLOWING STATEMENTS CAREFULLY AND SIGN BELOW:

     - BY SIGNING BELOW, I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS. I UNDERSTAND THAT THIS CONTRACT'S CASH SURRENDER VALUE MAY INCREASE OR DECREASE ON ANY DAY DEPENDING ON THE INVESTMENT RESULTS. NO MINIMUM CASH SURRENDER VALUE IS GUARANTEED. THIS CONTRACT IS IN ACCORD WITH MY ANTICIPATED FINANCIAL NEEDS.

	 - I AGREE THAT, TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS AND ANSWERS IN THIS APPLICATION ARE COMPLETE AND TRUE AND MAY BE RELIED
     UPON IN DETERMINING WHETHER TO ISSUE THE CONTRACT. MY ANSWERS WILL FORM
     A PART OF ANY CONTRACT TO BE ISSUED, AND ONLY THE OWNER AND GOLDEN
     AMERICAN HAVE THE AUTHORITY TO MODIFY THIS APPLICATION.

	 - IF GOLDEN AMERICAN AMENDS THE APPLICATION AS INDICATED IN THE AMENDMENTS SECTION BELOW, I WILL APPROVE OF THE CHANGE BY ACCEPTING THE CONTRACT WHERE PERMITTED BY STATE REGULATION. I UNDERSTAND THAT ANY CHANGE IN PLAN, ANNUITY OPTION, BENEFITS APPLIED FOR, OR AGE AT ISSUE MUST AGREED TO IN WRITING.


______________________________________      _____________________________
Signature of Owner                          Signed at (City, State)  Date

______________________________________      _____________________________
Signature of Joint Owner (if applicable)    Signed at (City, State)  Date

______________________________________      _____________________________
Signature of Annuitant (if other than       Signed at (City, State)  Date
                        Owner)

Client Account No. (if applicable)_____________________
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DO YOU HAVE REASON TO BELIEVE THAT THE CONTRACT APPLIED FOR WILL REPLACE
ANY EXISTING ANNUITY OR LIFE INSURANCE ON THE LIFE OF THE ANNUITANT?
       / / YES       / / NO
							 _____________________________________
							 (In Florida Only) Florida License ID#

__________________________   _________________________   ___________________
Agent Signature              Print Name & No. of Agent   Social Security No.

__________________________________
Broker/Dealer/Branch
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Amendments to the Application
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GOLDEN AMERICAN LIFE INSURANCE COMPANY, CUSTOMER SERVICE CENTER,
                                    PO Box 8794, Wilmington, DE 19899-8794

GAL-DVA-5/95